UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

STRATA SKIN SCIENCES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

215-619-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.001 par value per share	SSKN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on August 22, 2025, Strata Skin Sciences, Inc. (the “Company”) received a deficiency notification letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it is not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on The Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”).

On September 19, 2025, the Company submitted a plan to Nasdaq to regain compliance with the Stockholders’ Equity Requirement (the “Plan”). In response to the Plan, on October 13, 2025, Nasdaq provided the Company notice that Nasdaq has accepted the Plan and granted the Company an extension until February 16, 2026, to regain compliance with the Stockholders’ Equity Requirement.

Since the Company’s submission of the Plan, management has spent a significant amount of time in an attempt to secure funding in order to meet the Stockholders’ Equity Requirement. The Company engaged two investment banks, confidentially submitted to the SEC a registration statement on Form S-1 for a primary equity offering, and conducted dozens of meetings with potential investors. Unfortunately, those efforts were not successful in securing sufficient funding to satisfy the Nasdaq requirement for any meaningful length of time, and the terms that the Company would have been forced to accept would have resulted in significant dilution to the Company’s existing stockholders.

As a result of the foregoing, on February 9, 2026, the Company notified Nasdaq that the Company would not be able to satisfy the terms of the provided extension. On February 10, 2026, Nasdaq provided the Company notice that, unless the Company requests an appeal of the determination related to the Stockholders’ Equity Requirement, trading of the Company’s common stock will be suspended at the opening of business on February 19, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company does not intend to request an appeal of this determination.

Item 8.01 Other Events.

The Company anticipates that a Form 25 will be filed with the SEC to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), on or about February 19, 2026. The Company also expects to file a Form 15 with the SEC on or about March 2, 2026, to commence the process of terminating the registration of its common stock under Section 12(g) of the Exchange Act and to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act, which we refer to as “going dark”.

The Company expects that the delisting from Nasdaq and “going dark” will eliminate the effort required to maintain compliance as an Exchange Act reporting company, and save the Company significant time and money in general and administrative expenses. These time and expense savings can be used to execute the Company’s operating plan, thus better enabling the Company to focus on its customers, its business and the patients whose lives are enhanced as a result of its work. With a more streamlined cost profile, the Company will be better able to invest in its business and focus on reducing its cash burn, and thus provide a future benefit to the Company’s stockholders. From an operational standpoint, delisting from Nasdaq and “going dark” is expected to minimize Company management attention related to its reporting obligations associated with being a Nasdaq and Exchange Act reporting company, and enable increased focus on longer-term value creation.

The Board considered the fact that the Company’s common stock would become more illiquid as a result of “going dark”, and that stockholders may experience difficulties in selling their shares of common stock. However, the decision to proceed took into consideration the current as well as potential future costs of remaining a listed company versus the benefits to the longer term health of the Company. The Company’s stockholders who are concerned about liquidity may be able to sell their shares of common stock before the suspension of trading becomes effective.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and any oral statements made regarding the contents of this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. Forward-looking statements can be identified by words such as “may,” “might,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “seeks,” “intends,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Examples of forward-looking statements include, among others, statements the Company makes regarding the Company’s intention to appeal the Nasdaq staff’s determination, the filing a Form 25 and the timing as it relates to such filing, the last trading day of its common stock on Nasdaq, filing a Form 15 and the timing as it relates to such filing, the timing of the effectiveness of the Form 15, the Company’s savings as it relates to “going dark,” the ability to minimize Company management distractions and reporting obligations associated with being a Nasdaq and Exchange Act reporting company, and the trading of shares of the Company’s common stock following its suspension of trading from Nasdaq and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. These and other risks are described more fully in the Company’s filings with the SEC, including the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended December 31, 2024, and any risks that may be contained in any subsequent filings that the Company has made, or makes, with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Dated: February 11, 2026	By:	/s/ John Gillings
John Gillings
Chief Accounting Officer